SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 10, 2009

Sanders Morris Harris Group Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 993-4610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

Sanders Morris Harris Group Inc. (the “Company”) is filing this Current Report on Form 8-K to reflect certain accounting changes described below with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), which was filed with the Securities and Exchange Commission (“SEC”) on March 16, 2009. The information in this Form 8-K is not an amendment to or restatement of the 2008 Form 10-K.

Effective January 1, 2009, the Company adopted SFAS 160, Noncontrolling Interests in Consolidated Financial Statements (“SFAS 160”). SFAS 160 requires noncontrolling interests to be reported in equity and establishes a new framework for recognizing net income or loss and comprehensive income by the controlling interest. Upon adoption, prior period financial statements were reclassified for the presentation of the noncontrolling interest consistent with the retrospective application required by SFAS 160. The adoption of SFAS 160 will permit the Company to incorporate these financial statements in future Securities and Exchange Commission filings.

During the first quarter of 2009, SMH Capital Inc., the Company’s broker dealer subsidiary, closed three retail offices.  This decision was made due to the offices’ inability to achieve sufficient revenue to offset their costs.  On May 11, 2009, the Company filed its Quarterly Report on From 10-Q for the quarter ended March 31, 2009 (“March 31, 2009 10-Q”) with the SEC.  In the March 31, 2009 10-Q, the Company presented its results to reflect the discontinued operations. These reclassifications have no effect on the Company’s reported net income for any reporting period and have no material effect on the Company’s financial condition.

This report includes our reclassified audited Consolidated Financial Statements for the years ended December 31, 2008, 2007, and 2006.

The retrospective application of SFAS 160 and the reclassifications for discontinued operations impacts only certain portions of Part II, Item 6 — Selected Financial Data and Part II, Item 8 — Financial Statements and Supplementary Data, of the 2008 Form 10-K, which are included as Exhibit 99.1 and Exhibit 99.2 to this Current Report. All other information in the 2008 Form 10-K remains unchanged.

This report should be read in conjunction with our 2008 Form 10-K (except for Items 6 and 8 of Part II, which are contained in this report).

Item 9.01.   Financial Statements and Exhibits.

a.	Financial statements of business acquired

Not Applicable

b.	Pro forma financial information

Not Applicable

c.	Exhibits

23.1 Consent of KPMG LLP, an Independent Registered Public Accounting Firm

99.1 Updated Part II, Item 6 — Selected Financial Data, of 2008 Form 10-K

99.2 Updated Part II, Item 8 — Financial Statements and Supplementary Data, of 2008 Form 10-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERS MORRIS HARRIS GROUP INC.

	By:	/s/ George L. Ball
George L. Ball,
Chief Executive Officer

Date: December 10, 2009